Building a Fully Integrated Biopharmaceutical Company April 2012 Exhibit 99.1

• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.
• These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
• Such forward-looking statements include statements regarding: the therapeutic potential of Infinity’s Hedgehog pathway, Hsp90 and PI3K inhibitors and the ability to achieve proof of concept in each of these programs by the end of 2013; the potential for data from the ongoing clinical trials to lead to multiple registration paths; the potential of saridegib and Hedgehog pathway inhibition in addressing chondrosarcoma and myelofibrosis; the potential of IPI-145 and PI3K inhibition in addressing hematologic malignancies and inflammation; the potential of combination therapy based on retaspimycin HCl in addressing non-small cell lung cancer, the future market size of non-small lung cancer therapeutics, and the expectation that Infinity: will report data in the second half of 2012 from the Phase 2 trial of saridegib in patients with myelofibrosis, the dose-
escalation portion of the Phase 1b/2 trial of retaspimycin HCl in combination with everolimus in patients with NSCLC, and each of the Phase 1 trials of IPI-145; will complete enrollment in the second half of 2012 in the Phase 2 trial of saridegib in patients with chondrosarcoma and the
Phase 2 trial of retaspimycin HCl in combination with docetaxel in patients with NSCLC; and will commence future clinical development of its product candidates, including a Phase 2 trial of IPI-145 in inflammation in the second half of this year. Such forward-looking statements also include estimates of 2012 financial performance and the expectation that Infinity will have a cash runway to support its current operating plan through key inflection points.
• Such statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations. For example, there can be no guarantee that Infinity’s strategic alliance with Mundipharma will continue for its expected term or that it will fund Infinity’s programs as agreed, that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases, or that development of any of Infinity’s product candidates will continue. Further, there can be no guarantee that any positive developments in Infinity’s product portfolio will result in stock price appreciation. Management’s expectations could also be affected by risks and uncertainties relating to: Infinity’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug
Administration and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Infinity’s ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures, including in connection with business development activities;
development of agents by Infinity’s competitors for diseases in which Infinity is currently developing its product candidates; and Infinity’s ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing.
• These and other risks which may impact management's expectations are described in greater detail under the caption "Risk Factors" included in
Infinity's annual report on Form 10-K for the year ended December 31, 2011, filed with the U.S. Securities and Exchange Commission on March
13, 2012.
• Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward Looking Statements

Sustainable model for value creation 3 Breakthrough Science Deep, Diverse Pipeline High-value, Enabling Partnerships Full U.S. Commercial Rights Building a Fully Integrated Biopharmaceutical Company

• Broad pipeline
– Six ongoing clinical trials across three novel targets
• Tailored development strategies
– Randomized, double-blind, placebo controlled trials based on compelling scientific or clinical data
– Single-arm, exploratory trials designed to confirm intriguing hypotheses with minimal investment
• Data anticipated from all ongoing trials by YE13

Advancing a Diverse Pipeline: R&D Strategy

1H’12 1H’13 2H’13 2H’12
Hedgehog: Saridegib
Hsp90: Retaspimycin HCl
PI3K: IPI-145
Chondrosarcoma
NSCLC (mKRAS)
Myelofibrosis
NSCLC (Heavy smokers)
Inflammation
Hematologic Malignancies
2012 2013
Randomized, double-blind, placebo-controlled trial.
Data
Data
Data
Data
Data
Data
Promising Pipeline Based on Breakthrough
Science
Phase 1
Phase 1
Phase 2
Phase 2
Phase 1b/2
Phase 2

Saridegib (IPI-926): Addressing Cancers with High Unmet Need by Targeting the Hedgehog Pathway

Importance of the Hedgehog pathway

Saridegib: Establishing a Leadership Position
in Underserved, Life-Threatening Diseases
• Known to drive a broad range of cancers through multiple mechanisms, including signaling to
– Tumor cells directly
– Tumor microenvironment
– Tumor progenitor cells
Program status
• Well-tolerated and clinically active in Phase 1
• Two Phase 2 trials ongoing exploring distinct biological mechanisms
• Robust biomarker strategy
• Disrupts malignant activation of the Hedgehog pathway by
inhibiting the target Smoothened
Saridegib (IPI-926)

• Randomized, double-blind, placebo-controlled trial
– Enrolling patients with metastatic or locally advanced, unresectable chondrosarcoma
– Primary endpoint: Progression-free survival
– Trial design reviewed with FDA and EMA prior to study
• Anticipate enrollment completion 2H’12 and data 1H’13
~140 Patients
Saridegib 160 mg
(QD)
(N = ~94)
Placebo
(N = ~46)
Progression -
crossover to saridegib

Saridegib: Global, Randomized Phase 2 Trial in
Chondrosarcoma
2:1
Randomization

• Hedgehog signaling is activated in ~ 70% chondrosarcomas
• In xenografts derived from primary human chondrosarcoma
tumors, administration of saridegib led to:
– Down-regulation of the Hedgehog pathway in tumor cells
– Loss of tumor cells; decreased in tumor growth

Read, AACR 2011.
Saridegib Control
Activated Gli-1 in
Chondrosarcoma
Saridegib in Chondrosarcoma: Strong
Preclinical Rationale
Tumor cells
Cartilage matrix
Calcified matrix
Decreased tumor
cells
Nuclear Gli-1

Saridegib 160 mg (QD)
(N = up to 35)
Saridegib 160 mg (QD)
(N = up to 35)
Saridegib 160 mg (QD)
(N = 12)

• Open-label, exploratory trial with option for expansion
– Primary endpoint: Response rate according to International Working Group
Criteria
– No spontaneous remissions in this disease
• First cohort of patients enrolled
• Data anticipated in 2H’12
Expansion
Saridegib: Phase 2 Trial in Myelofibrosis

• Blood cancer characterized by bone
marrow failure and enlarged spleen due
to pathogenic fibrosis
• In myelofibrosis, Hedgehog ligand
expressed in bone marrow
• Current treatments target symptoms,
not underlying disease

Tkachuk and Hirshmann, Wintrobe’s Atlas of Clinical Hematology, 2007.
Saridegib in Primary Myelofibrosis: Hedgehog Pathway
Plays Key Role in Pathogenic Fibrosis
Healthy Bone Marrow
Myelofibrosis
Fibrosis
Bone
Bone
Red and
white
blood cells

*Estimates based upon G7 countries (US, UK, IT, DE, ES, FR, JP)

Saridegib: First-in-Class Potential in
Chondrosarcoma and Myelofibrosis
Chondrosarcoma Myelofibrosis
Market size
Ultra-orphan* ~30,000 patients*
Unmet need
Resistant to radiation
and chemotherapy
Primary treatment option
is surgery
No current treatments
address underlying
cause of disease
Potential for
franchise expansion
Other sarcomas Other fibrotic diseases
and heme malignancies

Retaspimycin HCl (IPI-504) Targeting Non-Small Cell Lung Cancer Through Hsp90 Inhibition

Function of Hsp90
•
“Chaperone” protein necessary for stability
and function of certain ‘client’ proteins,
including oncoproteins
Retaspimycin HCl (IPI-504)
• Selective, potent, naturally-derived
Hsp90 inhibitor
• Well-defined and manageable safety
profile with QW dosing
Program status:
• Well-tolerated and clinically active in
combination with docetaxel in NSCLC
• Two clinical trials in NSCLC

Retaspimycin HCl: Leading the Field in
Hsp90

• Randomized, double-blind, placebo-controlled trial
• Anticipate enrollment completion 2H’12 and data 2H’13

~200 smokers w/
2
nd
- or 3
rd
-line
NSCLC
(docetaxel naïve)
Follow-up for OS
Follow-up for OS
Docetaxel +
Retaspimycin HCl
(N = ~100)
Docetaxel +
placebo
(N = ~100)
Retaspimycin HCl: Phase 2 Trial in NSCLC
Patients with a Smoking History
R
Primary endpoint: Overall survival
Secondary endpoints: Predictive biomarkers, progression free survival, overall response rate

Encouraging Phase 1b data
• Partial response in 6 patients
(ORR = 26%)
• Stable disease in 7 patients
• Well-tolerated
– No unexpected or overlapping
toxicities
– No dose reductions or
discontinuations due to liver
function tests
– No ocular toxicities
Riely et al., ASCO 2011.
Retaspimycin HCl Phase 1b Trial: Clinically
Active in Combination with Docetaxel

*Hanna et al, J Clin Oncol, 22:1589-97.
Retaspimycin HCl: Responses Observed in
Patients with Historically Poor Prognoses
8%
26%
33%
43%
0%
10%
20%
30%
40%
50%
Historical 2nd-line
Docetaxel*
NSCLC patients in
trial (N=23)
Smokers (N=18) Squamous Cell
Carcinoma (N=7)
Patient Populations
Retaspimycin HCl Plus Docetaxel: Overall Response Rate

Retaspimycin HCl
+ everolimus
(N = 12)
Retaspimycin HCl
+ everolimus
(N = 12)
Determine
recommended
Phase 2 dose in
mKRAS NSCLC
• Small, open-label exploratory trial with option for expansion
– Primary efficacy endpoint: Response rate
– Neither drug active as single agent in these patients
• Strong preclinical rationale: Evidence of substantial tumor regression in a
NSCLC model*
• Topline data from dose-escalation portion of trial anticipated 2H’12

Retaspimycin HCl
+ everolimus
(N = up to 45)
Retaspimycin HCl
+ everolimus
(N = up to 45)
Expansion
Phase 1b Phase 2
*De Raedt et al., 2011; Cancer Cell 13;20(3):400-13.
Retaspimycin HCl: Phase 1b/2 Trial in
NSCLC Patients with mKRAS

Current NSCLC market is ~ $3.5B and is projected to grow to $9.8B in 2018
References: Decision Resources NSCLC Pharmacor Report, March 2011. G7 regions: US, UK, IT, DE, ES, FR, JP;
Roberts et al., 2010;
J Clin Oncol
28(31):4769-4777. Janjigian et al., 2010;
Cancer
116(3):670-675.

Retaspimycin HCl  Has Significant
Commercial Potential
Patient
Population
% of Overall
NSCLC
Population
Number of
Patients
Number of
Stage IIIb/IV
Patients
Heavy smokers
Squamous cell
KRAS mutant
70%
35%
30%
~291,000
~145,000
~125,000
~183,000
~91,000
~79,000

IPI-145: Potential Best-in-Class Opportunity for Inflammation and Hematologic Malignancies

21 ADAPTIVE Graft vs. Host Disease INNATE Atherosclerosis Sepsis Cancer Asthma Crohn’s Disease Lupus Rheumatoid Arthritis The Power of PI3K- , Inhibition

Function of PI3K- and PI3K-
•
Involved in key immune cell functions, including cell proliferation, survival and cellular trafficking
•
Inhibiting both isoforms may be beneficial in both hematologic cancers and inflammatory conditions
IPI-145
• Potent, oral inhibitor of both delta and gamma isoforms
• Active in preclinical models of inflammation
Program status:
• Phase 1 trial in healthy volunteers completed to enable development in inflammation
• Phase 1 in patients with hematologic malignancies ongoing

IPI-145: Only PI3K- Inhibitor in the Clinic
,

23 In-house data IPI-145 Is More Potent than Delta-Selective Inhibitor with Promising Clinical Activity

IPI-145
Phase 2 in
Inflammation

• Phase 1 double-blind, randomized, placebo controlled trial
– Trial completed
– Data anticipated in 2H’12
• Phase 2 trial in inflammation expected to begin this year
• Multiple large commercial opportunities
IPI-145: Dual Clinical Development Paths in
Inflammation and Hematological Malignancies
Phase 1 in
Healthy Subjects
• Single Ascending Dose
• Multi Ascending Dose

• Phase 1 dose escalation under way
• Phase 1 data anticipated 2H’12
• First-in-class and best-in-class commercial opportunities
– Indications validated with a -specific inhibitor  (e.g., CLL, iNHL, mantle cell)
– Indications in which a -specific inhibitor showed little activity (e.g., DLBC, AML, MM)
– Indications untested by a -specific inhibitor
IPI-145: Dual Clinical Development Paths in
Inflammation and Hematological Malignancies
IPI-145
Phase 1 in Hematologic
Malignancies
• Dose escalation
Phase 1 Expansion
in Select Cohorts

Strong Financial Foundation to Reach Key Inflection Points

2012 Committed R&D
Funding from Mundipharma
Cash and Investments
Current and Committed Capital*
>$370 Million
*
As of December 31, 2011.
2013 Committed R&D
Funding from Mundipharma

Cash Runway Into 2014
$115.9M
$110.0M
$147.5M
0

• Projected 2012 revenue of ~$114M
• Anticipate year-end cash and investments balance of
$75M - $85M
• Projected 2012 cash burn of $30M - $40M
• Approximately 26.9 million shares outstanding as
of March 31, 2012
28
2012 Financial Guidance

29
1H’12 1H’13 2H’13 2H’12
Hedgehog: Saridegib
Hsp90: Retaspimycin HCl
PI3K: IPI-145
Chondrosarcoma
NSCLC (mKRAS)
Myelofibrosis
NSCLC (Heavy smokers)
Inflammation
Hematologic Malignancies
2012 2013
Randomized, double-blind, placebo-controlled trial.
Promising Pipeline Based on Breakthrough
Science
Phase 2
Phase 1b/2
Phase 2
Phase 1
Phase 1
Data
Data
Data
Data
Data
Data
Phase 2

Building a Fully Integrated Biopharmaceutical Company April 2012